UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 8, 2005

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MAXWELL TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9244 Balboa Avenue
San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(858) 503-3300
(Registrant's Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On June 8, 2005, the Board of Directors (the “Board”) of Maxwell Technologies, Inc. (the “Company”), upon recommendation of the Company’s Compensation Committee, approved a change in the compensation to be paid to directors, members of Board committees and chairpersons of Board committees.

        For the year ended December 31, 2004, each director, other than Messrs. Carlton Eibl and Thomas Ringer, was paid an annual retainer of $17,500 and received an annual grant of options to purchase 3,000 shares of the Company’s Common Stock. Mr. Eibl did not receive any compensation for his service as a director of the Company other than compensation paid under his Transition Services Agreement, and Mr. Ringer received compensation of $6,250 per quarter. In addition, each director received fees of $1,000 for each Board meeting attended in person and $500 for each Board meeting attended by telephone. The Chairman of the Board annually received an additional $7,500. Members of the Company’s Audit Committee received $1,000 for each Audit Committee meeting attended in person or by telephone. The Chairman of the Audit Committee annually received an additional $5,000. Members of the Company’s Nominating Committee and Compensation Committee received $500 for each committee meeting attended in person or by telephone.

        Under the new compensation schedule approved by the Board, each director, other than Dr. Richard Balanson who will not be compensated for Board service, will be paid an annual retainer of $25,000 and receive an annual grant of 5,000 shares of restricted stock pursuant to the Company’s 2005 Omnibus Equity Incentive Plan, as well as fees of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. The Chairman of the Board will annually receive an additional $15,000. Members of the Company’s Audit Committee will receive $1,500 for each Audit Committee meeting attended in person or by telephone. The Chairman of the Audit Committee will annually receive an additional $5,000. Members of the Company’s Nominating Committee and Compensation Committee will receive $1,000 for each committee meeting attended in person and $750 for each committee meeting attended by telephone. The Chairman of the Nominating Committee and the Chairman of the Compensation Committee will annually receive an additional $3,000 and $5,000, respectively.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Document

10.1	Summary of Compensation for Members of the Board of Directors of Maxwell Technologies, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.
Date: June 10, 2005	By: /s/ David H. Russian
David H. Russian
Vice President, Finance, Treasurer,
Chief Financial Officer and
Corporate Secretary

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number	Document

10.1	Summary of Compensation for Members of the Board of Directors of Maxwell Technologies, Inc.